Components of Other Income (Expense), Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Other Income and Expenses [Abstract]
Interest and dividends income	$ 3,157	$ 2,994	$ 2,094
Interest expense	(2,935)	(1,968)	(2,063)
Net recognized gains (losses) on investments	(118)	260	461
Net losses on derivatives	(187)	(456)	(52)
Net gains (losses) on foreign currency remeasurements	(244)	181	(75)
Other, net	(1,319)	(223)	(32)
Total	$ (1,646)	$ 788	$ 333